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                      UNITED STATES BANKRUPTCY COURT
                        FOR THE DISTRICT OF KANSAS

IN RE:
                                                       NEW YORK BAGEL
                                                       CASE NO.   00-10275
DEBTOR(S)                                              CHAPTER 11

                              MONTHLY REPORT
                         FOR MONTH OF APRIL, 2000


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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000

1  PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES PAID/DUE.

   GROSS AMOUNT OF EXECUTIVE SALARIES PAID                      18,000.02

         NAME                  TITLE

   ROBERT J GERESI             C E O                             9,692.32

   RICHARD R WEBB              C F O                             8,307.70

   GROSS AMOUNT OF OTHER WAGES PAID                            192,541.45

   WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT MONTH?
   YES  X   NO    .  IF YES, PROVIDE THE EMPLOYEE'S NAME AND TITLE
   AND AMOUNT DUE.

   PAYROLL PAID ON 4/28/00 SCHEDULE 1A                          81,413.61


2  PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

   ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED FOR THE
   PERIOD?  YES       NO     X

   PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                    AMOUNT DUE          TAXES PAID
   TYPE OF TAX                      FOR MONTH          DURING MONTH
                                             CK #       DATE        AMOUNT

   FEDERAL WITHHOLDING                      24134    APR 4, 2000   24,590.11

   FICE WITHHOLDING              49,429.76 WIRE XFR  APR 24,2000   24,839.65

   EMPLOYER'S FICA

   STATE WITHHOLDING             KANSAS    WIRE XFR  APR 15,2000      687.83
                                ALABAMA    WIRE XFR  APR 15,2000      372.54
                               OKLAHOMA    WIRE XFR  APR 15,2000    7,161.94

   SALES TAX                   NON PAID AS OF APRIL 26, 2000



   OTHER TAXES

   ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                                                                 PAGE 1 OF 3


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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000


3  DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES  X   NO

   TYPE                   CARRIER              POLICY #           EXP DATE

   PROPERTY DAMAGE        TRAVELERS            BINDER 105403      MAY 2000

   LIABILITY              TRAVELERS            BINDER 105422      MAY 2000

   WORKERS COMP           PREFERRED EMPLYRS    BINDER 105382      MAY 2000
                          PREFERRED EMPLYRS    BINDER 105402      MAY 2000

   OTHER

   AUTOMOBILE             TRAVELERS            BINDER 105423      MAY 2000

   PROPERTY/LIABILITY     TRAVELERS            BINDER 105420      MAY 2000


4  DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
          DESCRIPTION                          RENEWAL DATE

          FOOD/HEALTH                          VARIES BY STORE


5  LIST DEBTS INCURRED WHICH HAVE NOT BEEN PAID.
   (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

   DATE INCURRED            CREDITOR           PURPOSE           AMOUNT

   VARIOUS                  VARIOUS                              15,574.26
          SCHEDULE 5A


                                               TOTAL             15,574.26


                                                                 PAGE 2 OF 3


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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000


6  CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

   RECEIPTS AND DISBURSEMENTS STATEMENT                           X

   INCOME STATEMENT                                               X

   BALANCE SHEET (QUARTERLY ONLY)                                 X

   COPY OF BANK STATEMENT (S)                                     X

   FORM 6123                                                      X

   COPY OF CHAPTER 11 QUARTERLY FEE
           PAYMENT REPORT (INCLUDE FOR MONTH
           DURING WHICH FEE IS PAID)

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.

DATED:  MAY 12, 2000          DEBTOR:                      *
                              CO-DEBTOR:                  **

* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**  IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

    NOTE:  THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
           CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)


REV. 6/93                                                       PAGE 3 OF 3


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                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275

                                CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000

                               BALANCE SHEET

ASSETS

    CASH                                       49,976.53
    ACCOUNTS RECEIVABLE                        18,463.44
    ACCOUNTS RECEIVABLE - ATOMIC BURRITO      175,000.00
    CREDIT CARD RECEIVABLE                     24,153.08
    NOTES RECEIVABLE                           11,094.31
    INVENTORY                                 158,586.84
    PREPAID - OTHER                                    -
    PREPAID INCOME TAXES                       65,470.91

    TOTAL CURRENT ASSETS                                       502,745.11

    INVESTMENT IN LAB                       2,787,938.43
    DEPOSITS                                   10,729.15
    LEASE ACQUISITION COST                     89,980.75

    TOTAL OTHER ASSETS                                       2,888,648.33

    RESTAURANT EQUIPMENT                    2,170,053.34
    FURNITURE & FIXTURES                      149,035.00
    LEASEHOLD IMPROVEMENTS                  2,837,165.84
    DELIVERY VEHICLES                          52,902.51
    ACCUMULATED DEPRECIATION               (1,794,722.31)
    IMPAIRMENT RESERVE                       (531,370.54)

    TOTAL FIXED ASSETS                                      2,883,063.84

    TOTAL ASSETS                                            6,274,457.28

PROVIDE AGING DETAIL OF ACCOUNTS RECEIVABLE BELOW.

    DETAIL OF ALL ACCOUNTS RECEIVABLE      RELATED
                                           PARTIES                 OTHERS

     0 - 30 DAYS OLD                                              42,616.52
    31 - 60 DAYS OLD
    61 - 90 DAYS OLD
    OVER 90 DAYS OLD                      175,000.00

        TOTAL

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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000


                               BALANCE SHEET


LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT:
  PRE-PETITION:
  TRADE ACCOUNTS PAYABLE                   960,172.42
  ACCOUNTS PAYABLE - LAB                   495,816.01
  ACCRUED PAYROLL                                   -
  ACCRUED LEGAL                             19,350.34
  ACCRUED AUDIT                             25,000.00
  ACCRUED PROPERTY TAXES                    94,572.62
  ACCRUED INTEREST                          60,871.68
  ACCRUED OTHER                              5,000.00
  ACCRUED INSURANCE                                 -
  CLOSED LEASE RESERVES                    283,995.38

  POST-PETITION:
  TRADE ACCOUNTS PAYABLE                    15,574.26
  ACCOUNTS PAYABLE - LAB                            -
  ACCOUNTS PAYABLE - PAYROLL TAXES          47,775.36
  ACCOUNTS PAYABLE - SALES TAXES            75,300.08
  ACCRUED PAYROLL                          114,541.59
  ACCRUED LEGAL                                     -
  ACCRUED AUDIT                                     -
  ACCRUED PROPERTY TAXES                            -
  ACCRUED OTHER                                     -
  ACCRUED INSURANCE                          3,284.35

  TOTAL CURRENT LIABILITIES                                    2,201,254.09

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LONG TERM:
  PRE-PETITION
  NOTES PAYABLE - BANK OF AMERICA        1,532,395.71
  NOTES PAYABLE - STOCKHOLDERS             200,000.00
  NOTES PAYABLE - COMMERCIAL EQUITY         85,387.77
  DEBENTURES PAYABLE                        48,710.93
  DEFERRED RENT                             81,721.40
  DEFERRED TAXES PAYABLE                   (23,293.00)

  POST-PETITION
  NOTES PAYABLE - BANK OF AMERICA          100,000.00
  NOTES PAYABLE - STOCKHOLDERS                      -
  NOTES PAYABLE - COMMERCIAL EQUITY                 -

  OTHER

  TOTAL LONG-TERM LIABILITIES                                  2,024,922.81

  COMMON STOCK                              46,675.00
  TREASURY STOCK                           (17,974.90)
  ADDITIONAL PAID IN CAPITAL            13,390,769.48
  RETAINED EARNINGS - PRIOR            (10,950,940.95)
  RETAINED EARNINGS - CURRENT YEAR        (420,248.25)

  TOTAL SHAREHOLDERS EQUITY                                    2,048,280.38

  TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                    6,274,457.28

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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000


                           INCOME STATEMENT - TOTALS

                                        PERIOD            YEAR TO DATE

INCOME - SALES                        443,789.61          2,121,381.64
FRANCHISE/ROYALTY                                            10,000.00
OTHER INCOME                              694.48              4,561.03
GAIN/(LOSS) OF SALE OF ASSETS                  -           (243,516.85)

TOTAL INCOME                          444,484.09          1,892,425.82

COST OF SALES                         192,121.81            892,682.94

GROSS MARGIN                          252,362.28            999,742.88

SALARIES & BENEFITS                   192,796.79            891,194.35
PAYROLL TAXES                          17,413.15             76,766.19

TOTAL PAYROLL RELATED EXPENSES        210,209.94            967,960.54

EXPENSES

REPAIRS & MAINTENANCE                  14,195.74             43,709.84
UTILITIES                              15,923.33             66,397.93
RENT EXPENSE - BUILDINGS               (1,249.67)           134,313.19
RENT
EXPENSE - EQUIPMENT                     1,572.82              8,294.47
RENT EXPENSE - VEHICLES                 1,218.23              4,831.63
RENT EXPENSE - OTHER                      531.60              1,257.20
OPERATING SUPPLIES & EXPENSES          19,488.89             79,950.44
CASH OVER/SHORT                         3,355.90              9,172.08
SECURITY                                  116.36                887.57
BANK/CREDIT CARD SERVICE CHARGES        1,845.33              9,963.53
LEGAL/ACCOUNTING/CONSULTING               475.75             14,279.64
INSURANCE - GENERAL/WORKERS COMP       11,689.71             42,362.99
INSURANCE - HEALTH                      3,923.81             18,656.44
TRAVEL EXPENSES                           647.52              4,372.92
INTEREST EXPENSE                               -             (1,738.08)
ADVERTISING AND PROMOTIONS              2,978.30             15,318.80

TOTAL EXPENSES                         76,713.62            452,030.59

NET INCOME/(LOSS)                     (34,561.28)          (420,248.25)



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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                   RECEIPTS AND DISBURSEMENTS STATEMENT
                    FOR THE MONTH ENDING APRIL 26, 2000



1  BEGINNING CHECKBOOK BALANCE                                      68,477

2  CASH RECEIPTS FOR THE MONTH
     COLLECTION OF ACCOUNT RECEIVABLE                 56,803
     CASH SALES                                      416,784
     SALARY                                                -
     PROCEED FROM LOANS                                    -
     GOVERNMENT PAYMENTS                                   -
     OTHER (INTEREST, DIVIDENDS, GIFTS)                    -

     TOTAL CASH RECEIPTS FOR THE MONTH                             473,587

3  CASH DISBURSEMENTS FOR THE MONTH

     PAYROLL (TWO CYCLES)                            163,764
     PAYROLL TAXES                                    57,652
     SALES TAXES
     PAID OUTS AT THE STORE LOCATIONS                220,981
     BANK STATEMENTS                                   2,315
     ACCOUNTS PAYABLE CHECKS                          47,375
                                                                   492,087

4  ENDING CHECKBOOK BALANCE (1+2-3)                                 49,977


CASH SUMMARY - END OF MONTH

                                    ACCOUNT NO OR LOCATION

PETTY CASH/CASH ON HAND             ALL STORES                      8,548

REGULAR CHECKING                    MAIN OPERATING ACCOUNT         (4,147)
                                    OKC MAIN ACCOUNT                9,107
                                    TULSA MAIN ACCOUNT              2,600
                                    WICHITA MAIN ACCOUNT            3,205
                                    ALABAMA MAIN ACCOUNT           (1,795)
                                    CORPORATE ACCOUNT                 819
                                    ASSET ACCOUNT                      85
                                    STORE 11 ACCOUNT                  420
                                    STORE 12 ACCOUNT                1,943
                                    STORE 13 ACCOUNT                2,006

PAYROLL/TAX ACCOUNT                 MAIN PAYROLL ACCT IN STILL     27,187

CD

OTHER

TOTAL (SHOULD AGREE WITH 4. ABOVE)                                 49,977


NOTE:  A COPY OF A BANK STATEMENT FROM EACH BANK ACCOUNT AND A
RECONCILIATION BETWEEN THE STATEMENT AND YOUR CHECKBOOK MUST ACCOMPANY THIS STATEMENT.


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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275
                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
          ATTACHMENT TO CASH RECEIPTS AND DISBURSEMENTS STATEMENT
                    FOR THE MONTH ENDING APRIL 26, 2000


                            LIST OF DISBURSEMENTS


NAME OF VENDOR               CK #    DESCRIPTION                 AMOUNT

INSURANCE MANAGEMENT         51002   W/C GENERAL LIABILITY       15,561.00
OK STATE DEPT OF HEALTH      51003   HEALTH LICENSE                  70.00
KGE KANSAS GAS               51004   UTILITIES                    5,176.99
QUALITY WATER                51005   SUPPLIES                        40.44
OKLAHOMA GAS ELECTRIC        51006   UTILITIES                    2,807.06
S W BELL                     51007   UTILITIES                      240.80
CITY OF THE VILLAGE          51008   UTILITIES                      243.12
OKLAHOMA NATURAL GAS         51009   UTILITIES                      848.52
PSO                          51010   UTILITIES                    1,132.48
AIRBORNE EXPRESS             51011   SUPPLIES                       233.85
ADT SECURITY                 51012   SECURITY                        28.24
HAGAR RESTAURANT             51013   REPAIRS                         92.00
S W BELL                     51014   UTILITIES                    1,138.35
CITY OF OKLAHOMA CITY        51015   UTILITIES                      254.43
ALL AMERICAN WASTE           51016   UTILITIES                      528.35
TULSA FRUIT                  51017   COST OF SALES                   45.40
FALCON CAPITAL               51018   VEHICLE LEASE                  299.43
NUCO2                        51019   SUPPLIES                       334.47
ALABAMA GAS                  51020   UTILITIES                      158.90
RANDY WEBB                   51021   TRAVEL/SUPPLIES                219.68
ORKIN EXTERMINATING          51022   UTILITIES                       38.50
PAYROLL EXPRESS              51023   PAYROLL SERVICE                929.50
IOS CAPITAL                  51024   EQUIPMENT RENTAL               362.37
PITNEY BOWES                 51025   SUPPLIES                        31.70
BUSINESS TRANSACTIONS        51026   SUPPLIES                       108.50
S W BELL                     51027   UTILITIES                      372.44
BFI TULSA                    51029   UTILITIES                      249.98
OKLAHOMA GAS ELECTRIC        51030   UTILITIES                      702.07
S W BELL                     51031   UTILITIES                      221.61
CITY OF STILLWATER           51032   UTILITIES                      845.10
S W BELL                     51033   UTILITIES                      108.42
OKLAHOMA NATURAL GAS         51034   UTILITIES                      421.46
PSO                          51035   UTILITIES                    2,734.16
CITY OF TULSA                51036   UTILITIES                      435.26
CITY OF NORMAN               51037   UTILITIES                      439.77
AIRBORNE EXPRESS             51038   SUPPLIES                       320.14
S W BELL                     51039   UTILITIES                      616.10
LUCENT TECHNOLOGIES          51040   EQUIPMENT RENTAL               312.79
TULSA FRUIT                  51041   COST OF SALES                  192.20
GTE SOUTHWEST                51042   UTILITIES                      153.64
TCI CABLEVISION              51043   UTILITIES                       45.47
ALABAM POWER                 51044   UTILITIES                      973.70
FALCON CAPITAL               51045   VEHICLE LEASE                  257.71
NUCO2                        51046   SUPPLIES                        51.26
RANDY WEBB                   51047   TRAVEL/SUPPLIES                402.87
BFI WICHITA                  51048   UTILITIES                      370.84
PRINCIPLE LIFE               51049   HEALTH INSURANCE             6,130.02
VOICESTREAM WIRELESS         51050   UTILITIES                       53.90
PITNEY BOWES                 51051   SUPPLIES                        39.74


PAYROLL         (PAY ENDING 3/31 & 4/14)                        163,763.99
PAYROLL TAXES                                                    57,652.07
SALES TAXES     (NOT PAID AS OF 4/26/00)                                 -

PAID OUTS
COST OF GOODS SOLD                                              187,192.59
UTILITIES
REPAIRS & MAINTENANCE                                            14,103.74
SUPPLIES                                                         18,328.80
CASH SHORTAGES                                                    1,355.90

BANK STATEMENTS
SERVICE CHARGES                                                     879.52
EQUIPMENT RENTAL                                                    144.31
CREDIT CARD DISCOUNTS                                             1,037.81
BAD CHECKS                                                          253.49

           TOTAL DISBURSEMENTS FOR PERIOD                       492,086.95